Exhibit 32.2
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              CERTIFICATION PURSUANT TO
               18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report on Form 10-KSB for fiscal year ended June 30, 2004 of Ardent Mines Limited, a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Taras Chebountchak, Chief Financial Officer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 9, 2004           /s/ Taras Chebountchak
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                      Taras Chebountchak, Chief Financial
                      Officer and a Director (Principal
                      Financial Officer)